                                                                   EXHIBIT 10.24

                                AMENDMENT No. 6 dated as of May 22, 2003 (this
                        "Amendment"), to the Credit Agreement dated as of September 30, 1997, as Amended and Restated as of May 31, 2000 (as so amended and restated and as further amended by Amendment No. 1 thereto dated as of September 30, 2000, Amendment No. 2 thereto dated as of July 10, 2001, Amendment No. 3 thereto dated as of April 2, 2002, Amendment No. 4 thereto dated as of September 30, 2002, and Amendment No. 5 thereto dated as of March 24, 2003, the "Credit Agreement"), among PLIANT CORPORATION (formerly known as Huntsman Packaging Corporation), a Utah corporation (the "Borrower"), ASPEN INDUSTRIAL, S.A. DE C.V., a Mexico corporation (the "Mexico Borrower", and together with the Borrower, the "Borrowers"), the financial institutions party to the Credit Agreement as Lenders (the "Lenders"), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), as Administrative Agent and Collateral Agent, and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Syndication Agent.

                A. The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

                B. The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement, as amended hereby.

                SECTION 1. Amendments to Section 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order, to read as follows:

                (i) "First Lien Leverage Ratio" means, on any date, the ratio of
        (a) the portion of Total Debt accounted for by (i) Indebtedness incurred under this Agreement as of such date and (ii) Securitization Obligations as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date, all determined on a consolidated basis in accordance with GAAP.

                (ii) "Intercreditor Agreement" means the intercreditor agreement entered into among the Borrower, the Collateral Agent and the trustee under the Senior Second Lien Note Indenture (or any other trustee or agent to which Liens are granted under the Second Lien Security Documents), providing for, among other things, (a) the priority of the Liens granted pursuant to the Security Documents

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                                                                               2

        over the Liens granted pursuant to the Second Lien Security Documents and (b) restrictions on the exercise of remedies under the Second Lien Security Documents , in form and substance reasonably satisfactory to the Administrative Agent and the Syndication Agent.

                (iii) "Second Lien Security Documents" means any and all security agreements, pledge agreements, mortgages and other agreements and documents pursuant to which any Liens are granted to secure any Indebtedness or other obligations in respect of the Senior Second Lien Notes.

                (iv) "Senior Second Lien Note Documents" means the Senior Second Lien Notes, the Senior Second Lien Note Indenture, the Second Lien Security Documents, the Intercreditor Agreement and all other instruments, agreements and documents evidencing, guaranteeing or otherwise governing the terms of the Senior Second Lien Notes.

                (v) "Senior Second Lien Note Indenture" means the indenture pursuant to which the Senior Second Lien Notes are issued.

                (vi) "Senior Second Lien Notes" means senior secured notes issued by the Borrower and having terms substantially as described under the heading "Description of notes" in the Preliminary Offering Memorandum for such notes dated May 14, 2003, provided that (a) no Subsidiary will Guarantee such notes unless such Subsidiary also Guarantees the Obligations, (b) such notes bear interest at a rate of interest that is a market rate at the time of issuance thereof and (c) the maturity date of such notes is at least one year after the Tranche B Term Loan Maturity Date.

                (b) The definition of "Change in Control" in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word "or" immediately before clause (e) of such definition and (ii) adding the following clause (f) immediately following clause (e) of such definition:

                ; or (f) there shall occur a "Change of Control" as defined under the Senior Second Lien Note Documents

                (c) The definition of "Consolidated Interest Expense" in Section
1.01 of the Credit Agreement is hereby amended by restating the proviso in such definition in its entirety as follows:

                provided that "Consolidated Interest Expense" shall not include non-cash interest expense in respect of the Senior Second Lien Notes or New Senior Subordinated Notes arising because (i) the Senior Second Lien Notes or the New Senior Subordinated Notes and the Warrants were issued at a discount to their face value or (ii) a portion of the issue price of the New Senior Subordinated Notes and the Warrants is being allocated to the Warrants.

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                                                                               3

                (d) The definition of "Excluded Charges" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                "Excluded Charges" means (a) the non-recurring charges incurred or to be incurred in respect of the restructurings, plant closings or similar actions that have occurred or are expected to be taken in connection with the Borrower's facilities specified in Schedule 1.01(c),
        (b) any other such non-recurring charges incurred in respect of any restructurings, plant closings or similar actions during the eighteen month period commencing on the Effective Date, provided that the cash portion of charges referred to in this clause (b) shall be limited to $8,000,000, (c) for the purposes of calculating (i) the Leverage Ratio for purposes of Section 6.14, (ii) the interest coverage ratio for purposes of Section 6.15 and (iii) the First Lien Leverage Ratio for purposes of Section 6.18 for any four fiscal quarters of the Borrower ending on or after June 30, 2001, and on or before June 30, 2003, any other such non-recurring charges incurred in respect of any restructurings, plant closings or similar actions arising out of the Uniplast Acquisition, provided that the cash portion of charges referred to in this clause (c) shall be limited to the lesser of (x) $15,000,000 and (y) the amount thereof accrued prior to April 2, 2002, and (d) for the purposes of calculating (i) the Leverage Ratio for purposes of
        Section 6.14, (ii) the interest coverage ratio for purposes of Section
        6.15 and (iii) the First Lien Leverage Ratio for purposes of Section
        6.18 for any four fiscal quarters of the Borrower ending on or after March 31, 2002, and on or before September 30, 2003, any other such non-recurring charges incurred in respect of any restructurings, plant closings or similar actions, provided that (x) the non-recurring charges referred to in this clause (d) (other than any such non-recurring charges also referred to in clause (c) of this definition) shall be limited to $20,000,000 in the aggregate, and (y) the cash portion of the non-recurring charges referred to in this clause (d) (other than any such non-recurring charges also referred to in clause (c) of this definition) shall be limited to $15,000,000 during any four consecutive fiscal quarters of the Borrower.

                (e) The definition of "Loan Documents" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                "Loan Documents" means this Agreement, the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, the Intercreditor Agreement, the Security Documents and each Bank Hedging Agreement.

                (f) The definition of "Permitted Acquisition" in Section 1.01 of the Credit Agreement is hereby amended by restating clause (e)(1) of such definition in its entirety as follows:

                (1) the Borrower and its Restricted Subsidiaries are in compliance with the covenants contained in Sections 6.15 and, if applicable, 6.18 and

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                                                                               4

                (g) The definition of "Prepayment Event" in Section 1.01 of the Credit Agreement is hereby amended by inserting the text "(other than clause
(xiv) of Section 6.01)" in clause (d)(i) of such definition immediately after the text "permitted by Section 6.01".

                (h) The definition of "Trigger Event" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                "Trigger Event" means, (a) with respect to the last day of the fiscal quarter of the Borrower ending on March 31, 2003, that (i) the Leverage Ratio as of such day is not in compliance with Section 6.14 or
        (ii) the Senior Debt Leverage Ratio as of such day exceeds the Target Senior Leverage Ratio with respect to such day, (b) with respect to the last day of any fiscal quarter of the Borrower ending on or after June 30, 2003, and on or before December 31, 2003, that the First Lien Leverage Ratio as of such day is not in compliance with Section 6.18 and
        (c) with respect to the last day of any fiscal quarter of the Borrower ending after December 31, 2003, and on or before December 31, 2004, that
        (i) the First Lien Leverage Ratio as of such day is in excess of 2.25 to
        1.00 (if such fiscal quarter ends on March 31, 2004), or 2.00 to 1.00 (if such fiscal quarter ends after March 31, 2004) or (ii) that the Leverage Ratio as of such day is not in compliance with Section 6.14.

                SECTION 2. Amendment to Section 2.10. Section 2.10 of the Credit Agreement is hereby amended by adding the following proviso immediately before the period at the end of paragraph (e) of such Section:

        ; provided further, that any prepayment of Term Borrowings of any Class made pursuant to Section 2.11(b) shall, in each case, to the extent made using Net Proceeds received from the issuance of the Senior Second Lien Notes, be applied, first, to reduce the scheduled repayments of Term Borrowings of such Class to be made pursuant to this Section (other than those that have been reduced to zero by operation of this paragraph) in direct order of maturity unless and until all such scheduled repayments scheduled to be made on or before December 31, 2004, have been eliminated as a result of reductions hereunder and, second, to reduce the remaining scheduled repayments of Term Borrowings of such Class to be made pursuant to this Section after December 31, 2004, and on or before December 31, 2005, ratably and, third, to reduce the remaining scheduled repayments of Term Borrowings of such Class to be made pursuant to this Section ratably.

                SECTION 3. Amendments to Section 2.11. (a) Section 2.11(b) of the Credit Agreement is hereby amended by (i) replacing the first sentence of such Section with the following two sentences:

                Subject to the provisions of Sections 2.11(e) and 5.08, in the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event (other than Net Proceeds received from the issuance of the Senior Second Lien Notes, Specified Equity Offering Proceeds and Net Proceeds that are or will be applied in accordance with clause (v) of Section 6.09(a)), the Borrower and the Mexico Borrower, as applicable, shall, within three Business Days after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to the entire amount of such Net Proceeds. In the event that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary from the issuance of the Senior Second Lien Notes, the Borrower shall on the Business day on which such Net Proceeds are received, apply such Net Proceeds to (i) first, prepay Revolving Loans and Swingline Loans until the aggregate amount of Revolving Loans and Swingline Loans prepaid pursuant to this clause (i) equals the lesser of
        (A) $75,000,000 and (B) the aggregate amount of all then outstanding Revolving Loans and Swingline Loans, and (ii) second, prepay (A) Tranche A Term Loans in an aggregate amount equal to 50% of the total amount of such Net Proceeds not applied pursuant to clause (i) of this sentence and (B) Tranche B Term Loans in an aggregate amount equal to 50% of the total amount of such Net Proceeds not applied pursuant to clause (i) of this sentence.

and (ii) replacing the text "second sentence" and the text "third sentence" in the last sentence of such Section with the text "third sentence" and the text "fourth sentence", respectively.

                (b) Section 2.11(f) of the Credit Agreement is hereby amended by replacing the second proviso in such Section with the following:

                provided that if such prepayment is (x) a mandatory prepayment pursuant to paragraph (b) or (c) of this Section (other than a mandatory prepayment in respect of the Net Proceeds of the issuance of Senior Second Lien Notes), any Tranche B Lender may elect, to the extent Term Borrowings of any other Class or Classes remain outstanding on the prepayment date, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans pursuant to this Section, in which case the aggregate amount of the prepayment that would have been applied to prepay Tranche B Term Borrowings but was so declined shall be applied to prepay Term Borrowings of each other Class then outstanding pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class, or (y) a mandatory prepayment pursuant to paragraph (b) of this Section in respect of the Net Proceeds of the issuance of Senior Second Lien Notes, any Tranche B Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans pursuant to this Section, in which case the aggregate amount of the prepayment that would have been applied to prepay Tranche B Term Borrowings but was so declined shall be applied to prepay Tranche A Term Borrowings then outstanding, provided that if the aggregate amount so declined exceeds the amount of Tranche A Term Borrowings outstanding on the prepayment date after giving effect to all

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                                                                               6

        prepayments of Tranche A Term Borrowings made or to be made pursuant to the second sentence of Section 2.11(b), then the excess shall be applied to prepay the Tranche B Term Loans held by the Tranche B Lenders so declining in proportion to the amounts so declined by such Tranche B Lenders;

                (c) Section 2.11(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                (h) If, at 3:00 p.m., New York City time, on any Business Day the amount, determined reasonably and in good faith by the Borrower (the "Cash Amount"), equal to (i) the aggregate amount of "cash and cash equivalents" and "marketable securities" of the Borrower and the Subsidiaries (other than Foreign Subsidiaries), in each case that would be required to be reflected on a consolidated balance sheet of the Borrower and the Subsidiaries prepared as of such time in accordance with GAAP (excluding any such "cash" that is not available funds), minus
        (ii) the aggregate amount of payments in such cash and cash equivalents that will be made (and will reduce such cash and cash equivalents) on such Business Day, is more than $5,000,000, then on such Business Day the Borrower shall, to the extent (but only to the extent) that any Revolving Borrowings and Swingline Loans are then outstanding, prepay Revolving Borrowings and Swingline Loans to the extent necessary so that, after giving effect to such prepayment and the receipt by the Borrower of the proceeds of any Revolving Borrowings and Swingline Loans made or to be made on such Business Day, the Cash Amount will not exceed $5,000,000.

                SECTION 4. Amendment to Article III (Representations and Warranties). Article III of the Credit Agreement is hereby amended by adding the following as Section 3.18:

                SECTION 3.18. Senior Secured Obligations. All the Obligations constitute "Credit Agreement Obligations" under and as defined in the Senior Second Lien Note Indenture. The Liens granted pursuant to the Security Documents are prior to the Liens granted pursuant to the Second Lien Security Documents.

                SECTION 5. Amendment to Section 4.02. Section 4.02 of the Credit Agreement is hereby amended by adding the following as Section 4.02(d):

                (d) The Administrative Agent shall have received an Officers' Certificate (as defined in the indenture under which the New Senior Subordinated Notes were issued, the indenture under which any Additional Senior Subordinated Notes were issued and the indenture under which the Senior Second Lien Notes were issued) of the Borrower (delivered, and containing a statement that it was delivered, in good faith after reasonable investigation) to the effect that such Borrowing, or the issuance, amendment, renewal or extension of such Letter of Credit, does not violate the provisions of any such indenture.

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                                                                               7

                SECTION 6. Amendment to Section 5.14. Section 5.14 of the Credit Agreement is hereby amended by (i) replacing the word "and" with the text "," immediately prior to clause (c) of such Section and (ii) inserting the following clause (d) immediately prior to the text "is effectively subject" in such
Section:

                and (d) from and after the date of issuance of the Senior Second Lien Notes, the outstanding Senior Second Lien Notes

                SECTION 7. Amendment to Section 5.15. Section 5.15 of the Credit Agreement is hereby amended by replacing the last sentence of such Section with the following sentence:

                For purposes of this Section, "Compliance Amount" means, at any time, the greater of (a) $5,000,000 for the first Trigger Event or $1,000,000 for each subsequent Trigger Event and (b) (i) if the applicable Trigger Event relates to the fiscal quarter of the Borrower ending on March 31, 2003, the greater of (A) the amount, if any, by which Total Debt (determined without regard to any reduction pursuant to clause (c) of the definition of "Total Debt") as of the last day of the most recently completed fiscal quarter of the Borrower exceeded the maximum amount of Total Debt as of such day that could have existed without causing an Event of Default as of such day under Section 6.14 (calculated using Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such day) and (B) the amount, if any, by which the portion of Total Debt (determined without regard to any reduction pursuant to clause (c) of the definition of "Total Debt") accounted for by Senior Debt as of the last day of the most recently completed fiscal quarter of the Borrower exceeded the maximum amount of the portion of Total Debt accounted for by Senior Debt as of such day that could have existed without causing the Senior Debt Leverage Ratio to be in excess of the Target Senior Leverage Ratio as of such day (calculated using Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such day), (ii) if the applicable Trigger Event relates to a fiscal quarter of the Borrower ending on or after June 30, 2003, and on or before December 31, 2003, the amount, if any, by which the portion of Total Debt (determined without regard to any reduction pursuant to clause (c) of the definition of "Total Debt") accounted for by (x) Indebtedness incurred under this Agreement and (y) Securitization Obligations (determined without regard to any reduction pursuant to clause (c) of the definition of "Total Debt") as of the last day of the most recently completed fiscal quarter of the Borrower exceeded the maximum amount of Total Debt accounted for by (x) Indebtedness incurred under this Agreement as of such day and (y) Securitization Obligations as of such day that could have existed without causing an Event of Default as of such day under Section 6.18 (calculated using Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such day) or (iii) if the applicable Trigger Event relates to a fiscal quarter of the Borrower ending after December 31, 2003, the greater of (A) the amount, if any, by which the portion of Total Debt (determined without regard to any reduction pursuant to clause (c) of the definition of "Total Debt") accounted for by (x) Indebtedness incurred under

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                                                                               8

        this Agreement and (y) Securitization Obligations (determined without regard to any reduction pursuant to clause (c) of the definition of "Total Debt") as of the last day of the most recently completed fiscal quarter of the Borrower exceeded the maximum amount of Total Debt accounted for by (x) Indebtedness incurred under this Agreement as of such day and (y) Securitization Obligations as of such day that could have existed without causing the First Lien Leverage Ratio to be in excess of 2.25 to 1.00 (if such fiscal quarter ends on March 31, 2004) or 2.00 to 1.00 (if such fiscal quarter ends after March 31, 2004) as of such day (calculated using Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such day) and (B) the amount, if any, by which Total Debt (determined without regard to any reduction pursuant to clause (c) of the definition of "Total Debt") as of the last day of the most recently completed fiscal quarter of the Borrower exceeded the maximum amount of Total Debt as of such day that could have existed without causing an Event of Default as of such day under Section 6.14 (calculated using Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such day).

                SECTION 8. Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended by (i) inserting the text "any Guarantee of the Senior Subordinated Notes or the Senior Second Lien Notes" immediately after the text "same terms as the Senior Subordinated Notes and" in clause (ii) of the proviso to clause (iv) of such Section, (ii) deleting the word "and" at the end of clause (xii) of such Section and (iii) inserting the following clause (xiv) after clause (xiii) of such Section:

                ; and (xiv) the Senior Second Lien Notes in an aggregate principal amount not exceeding $250,000,000

                SECTION 9. Amendment to Section 6.03. Section 6.03 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause
(h) and (ii) inserting the following clause (j) after clause (i) of such section:

                ; and (j) Liens granted under the Second Lien Security Documents; provided that (i) such Liens secure only obligations under the Senior Second Lien Note Documents, except that such obligations shall not include obligations under any Indebtedness (or obligations under any Hedging Agreements) except to the extent incurred pursuant to
        Section 6.01(xiv), (ii) such Liens do not apply to any asset other than Collateral that is subject to a prior Lien granted under a Security Document and (iii) all such Liens and Second Lien Security Documents shall be subject to the terms of the Intercreditor Agreement.

                SECTION 10. Amendment to Section 6.09. Section 6.09(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                (b) The Borrower will not, and will not permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Senior Second Lien Note or Senior Subordinated Note, or any

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                                                                               9

        payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Senior Second Lien Note or Senior Subordinated Note, except (i) payment of regularly scheduled interest payments as and when due in respect of the Senior Second Lien Notes and Senior Subordinated Notes and (ii) purchases of any Remaining Notes from time to time following the Effective Date at prices not exceeding the price payable pursuant to the Debt Tender Offer, including pursuant to a change of control offer pursuant to the Existing Indenture arising as a result of the Transactions.

                SECTION 11. Amendment to Section 6.11. Section 6.11 of the Credit Agreement is hereby amended by (i) replacing the word "and" immediately before clause (xi) of the first proviso in such Section with the text ";" and
(ii) inserting the following clause (xii) after clause (xi) of the first proviso in such Section:

                and (xii) the foregoing shall not apply to restrictions imposed by the Senior Second Lien Note Documents

                SECTION 12. Amendment to Section 6.12. Section 6.12 of the Credit Agreement is hereby amended by (i) inserting the text "or (except for amendments to the Second Lien Security Documents permitted by the Intercreditor Agreement) the Senior Second Lien Notes or the other Senior Second Lien Note Documents" immediately before the text "(other than amendments to the Existing Notes Indenture" in clause (b) of such Section and (ii) inserting the text "or the Intercreditor Agreement" immediately after each appearance in such Section of the text "any Security Document".

                SECTION 13. Amendment to Section 6.14. The table set forth in
Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                Period                                              Ratio
                ------                                              -----

                January 1, 2003 through March 31, 2003          6.60 to 1.00
                January 1, 2004 through March 31, 2004          6.60 to 1.00
                April 1, 2004 through June 30, 2004             6.40 to 1.00
                July 1, 2004 through September 30, 2004         6.30 to 1.00
                October 1, 2004 through December 31, 2004       6.00 to 1.00
                January 1, 2005 through December 31, 2005       5.50 to 1.00
                January 1, 2006 through December 31, 2006       5.00 to 1.00
                January 1, 2007 through December 31, 2007       4.50 to 1.00
                January 1, 2008 through December 31, 2008       4.00 to 1.00

                SECTION 14. Amendment to Section 6.15. The table set forth in
Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                Period                                              Ratio
                ------                                              -----

                January 1, 2003 through March 31, 2003          1.40 to 1.00

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                                                                              10

                April 1, 2003 through June 30, 2003             1.25 to 1.00
                July 1, 2003 through September 30, 2003         1.25 to 1.00
                October 1, 2003 through December 31, 2003       1.30 to 1.00
                January 1, 2004 through March 31, 2004          1.35 to 1.00
                April 1, 2004 through June 30, 2004             1.35 to 1.00
                July 1, 2004 through September 30, 2004         1.40 to 1.00
                October 1, 2004 through December 31, 2004       1.45 to 1.00
                January 1, 2005 through December 31, 2005       1.60 to 1.00
                January 1, 2006 through December 31, 2006       1.75 to 1.00
                January 1, 2007 through December 31, 2007       1.85 to 1.00
                January 1, 2008 through December 31, 2008       2.00 to 1.00

                SECTION 15. Amendment to Section 6.16. Section 6.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                SECTION 6.16. Designated Senior Debt. The Borrower shall not designate any Indebtedness (other than indebtedness under the Loan Documents and indebtedness in respect of the Senior Second Lien Notes incurred in compliance with Section 6.01(xiv) of this Agreement) as "Designated Senior Debt" for purposes of and as defined in the New Senior Subordinated Note Documents.

                SECTION 16. Amendment to Article VI. Article VI of the Credit Agreement is hereby amended by adding the following as Section 6.18:

                SECTION 6.18. First Lien Leverage Ratio. The Borrower will not permit the First Lien Leverage Ratio as of the last day of any fiscal quarter ending on or after June 30, 2003, and on or before December 31, 2003, to be in excess of 2.25 to 1.00.

                SECTION 17. Addition of Subsidiary Borrowers. (a) The parties to this Amendment hereby agree that any Revolving Borrowings or Swingline Loans that the Lenders are obligated to make pursuant to the Credit Agreement (as amended, supplemented or otherwise modified from time to time), will (at the request of the Borrower made in the applicable Borrowing Request) be made to Uniplast Holdings Inc., a Delaware corporation, Uniplast U.S., Inc., a Delaware corporation, Pierson Industries, Inc., a Massachusetts corporation, Turex, Inc., a Rhode Island corporation, or Uniplast Midwest, Inc., an Indiana corporation (each, a "Subsidiary Borrower" and, collectively, the "Subsidiary Borrowers"), provided that (i) such Revolving Borrowings and Swingline Loans made to any Subsidiary Borrower shall be treated as Revolving Borrowings and Swingline Loans, respectively, for all purposes of such Credit Agreement (including, without limitation, calculating the Revolving Exposures of the Lenders), (ii) the portion of the total Revolving Exposures for all Lenders outstanding at any time and attributable to Revolving Borrowings and Swingline Loans made to the Subsidiary Borrowers pursuant to this paragraph will not exceed $9,400,000,
(iii) the proceeds of such Revolving Borrowings and Swingline Loans will be used only in a manner that results in their being eligible as "Permitted Debt" under
Section 4.03(b)(iv) of the indenture under which the New Senior Subordinated Notes were issued (and the comparable section of the indenture under which the Additional Senior Subordinated Notes were issued), (iv) the Borrower and each Subsidiary Borrower will, and each hereby agrees to, be jointly and severally liable in respect of the Revolving Borrowings and Swingline Loans made to such Subsidiary Borrower, and all Obligations (including, without limitation, in respect of principal, interest and fees arising from such Revolving Borrowings and Swingline Loans), and the Borrower and each Subsidiary Borrower hereby acknowledges and agrees that it shall be liable to pay all Revolving Borrowings and Swingline Loans made to such Subsidiary Borrower, and all Obligations (including, without limitation, in respect of principal, interest and fees arising from such Revolving Borrowings and Swingline Loans) as and when due, (v) the obligations of the Borrower and the Mexico Borrower under the Loan Documents shall remain in full force and effect and (vi) the Borrower will continue to own, directly or indirectly, 100% of the equity of each Subsidiary Borrower at all times when any Revolving Loans, Swingline Loans or interest on Revolving Loans or Swingline Loans made to such Subsidiary Borrower remains outstanding.

        (b) For all purposes of Articles I, II, VII, VIII and IX of the Credit Agreement, unless the context requires otherwise, references to "the Borrower" shall be deemed to include a reference to each Subsidiary Borrower in respect of the Revolving Borrowings and Swingline Loans made to such Subsidiary Borrower.

        (c) Each Subsidiary Borrower hereby (i) agrees to all the terms and provisions of the Credit Agreement applicable to it as a Borrower thereunder and
(ii) represents and warrants that the representations and warranties made by it as a Borrower thereunder (other than such representations and warranties that relate to a date earlier than the date hereof) are true and correct on and as of the date hereof.

        (d) Any failure by the Borrower or the Subsidiary Borrowers to comply with the terms of this Section 16 (other than clauses (iii) and (vi) of the proviso to paragraph (a) of this Section 16) shall constitute an Event of Default under the Credit Agreement to the extent such failure would constitute an Event of Default if such Borrower or Subsidiary Borrower was a Borrower thereunder, and any failure by the Borrower or any Subsidiary Borrower to comply with clause (iii) or (vi) of the proviso to paragraph (a) of this Section 16 shall constitute an Event of Default under the Credit Agreement.

        (e) Each of the Borrower and the Subsidiary Borrowers agrees that the provisions of Sections 1, 2, 4, 5, 6, 7, 8 and 10(b) of the Guarantee Agreement will apply, mutatis mutandis, to its joint and several obligations under this
Section 16 as if references in such Sections of the Guarantee Agreement to the Guarantors were to it.

        (f) Each Subsidiary Borrower reaffirms and agrees that the guarantee of such Subsidiary Borrower pursuant to the Guarantee Agreement is in full force and effect.

                SECTION 18. Amendment to Security Documents. (a) Notwithstanding anything contained in the Security Documents to the contrary, no Collateral that constitutes Common Collateral (as defined in the Intercreditor Agreement) will be released from the Liens created pursuant to the Security Documents (except upon termination of the Security Documents in accordance with their terms when the Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend, the LC Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement), unless, prior to or simultaneously with the release of such Liens created pursuant to the Security Documents, all Liens on such Common Collateral securing the Obligations (as defined in the Intercreditor Agreement) in respect of the Senior Second Lien Notes and the Senior Second Lien Note Documents (other than the Intercreditor Agreement) have been or will be simultaneously released (whether pursuant to the Intercreditor Agreement, any other Senior Second Lien Note Document or otherwise and whether automatically or by action of any trustee or other Person).

        (b) The Pledge Agreement is hereby amended by replacing the text "the shares of capital stock owned by it and listed on Schedule II hereto and any shares of capital stock of any Subsidiary obtained in the future by the Pledgor and the certificates representing all such shares (the "Pledged Stock")" in clause (a) of the first paragraph of Section 1 of the Pledge Agreement with the text "all the shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a person (collectively the "Equity Interests") owned by it and listed on Schedule II hereto and any Equity Interests obtained in the future by the Pledgor and the certificates representing all such shares (the "Pledged Stock")".

                SECTION 19. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

        (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms.

        (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

        (c) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

                SECTION 20. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m, New York City time, on May 20, 2003, an amendment fee (the "Amendment Fee") of 12.5 basis points on the aggregate amount of the Commitments and outstanding Term Loans of such Lender (in the case of all such Loans, calculated following all prepayment of Loans in respect of the Net Proceeds of the issuance of Senior Second Lien Notes).

                SECTION 21. Conditions to Effectiveness. This Amendment shall become effective as of May 22, 2003, when (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers, the Subsidiary Loan Parties, the Required Lenders, Lenders holding a majority in interest of the outstanding Tranche B Term Loans and Lenders holding a majority in interest of the outstanding Mexico Term Loans and (ii) the Amendment Fee, (b) the representations and warranties set forth in Section 19 hereof are true and correct (as set forth on an officer's certificate delivered to the Administrative Agent), (c) the Intercreditor Agreement shall have been executed and delivered by all parties thereto and shall be in full force and effect, (d) the terms and conditions of the Senior Second Lien Notes and the other Senior Second Lien Note Documents (including terms and conditions relating to payment, covenants, events of default, remedies and maturity) shall be reasonably satisfactory to the Administrative Agent and the Syndication Agent, (e) the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Syndication Agent and the Lenders) of counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, with respect to this Amendment, the Subsidiary Borrower and the Intercreditor Agreement, (f) the Equity Purchaser shall have executed and delivered to the Administrative Agent a written consent of the Equity Purchaser to this Amendment, in form and substance reasonably satisfactory to the Administrative Agent and the Syndication Agent, and such written consent shall be in full force and effect, and the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Syndication Agent and the Lenders) of counsel to the Equity Purchaser, in form and substance reasonably satisfactory to the Administrative Agent, with respect to such written consent,
(g) the gross cash proceeds from the issuance of the Senior Second Lien Notes shall not be less than $250,000,000 (or, if the Senior Second Lien Notes are issued at a discount that is a market discount at the time of issuance thereof, $250,000,000 less the amount of such discount) and (h) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto or the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent and the Syndication Agent, shall have been paid or reimbursed, as applicable.

                SECTION 22. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

                SECTION 23. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                SECTION 24. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

                SECTION 25. Expenses. The Borrower agrees to reimburse the Administrative Agent and the Syndication Agent for their out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Syndication Agent.

                SECTION 26. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                        PLIANT CORPORATION, formerly known
                                        as Huntsman Packaging Corporation,

                                           by /s/ Brian E. Johnson
                                              ----------------------------------
                                              Name:
                                              Title:

                                        ASPEN INDUSTRIAL, S.A. DE C.V.,

                                           by /s/ Brian E. Johnson
                                              ----------------------------------
                                              Name:
                                              Title:

                                        PLIANT CORPORATION INTERNATIONAL,

                                           by /s/ Brian E. Johnson
                                              ----------------------------------
                                              Name:
                                              Title:

                                        PLIANT FILM PRODUCTS OF MEXICO, INC.,

                                           by /s/ Brian E. Johnson
                                              ----------------------------------
                                              Name:
                                              Title:

                                        PLIANT SOLUTIONS CORPORATION,

                                           by /s/ Brian E. Johnson
                                              ----------------------------------
                                              Name:
                                              Title:

                                        PLIANT PACKAGING OF CANADA, LLC,

                                           by /s/ Brian E. Johnson
                                              ----------------------------------
                                              Name:
                                              Title:

                                        UNIPLAST HOLDINGS INC.,

                                           by /s/ Brian E. Johnson
                                              ----------------------------------
                                              Name:
                                              Title:

                                        UNIPLAST U.S., INC.,

                                           by /s/ Brian E. Johnson
                                              ----------------------------------
                                              Name:
                                              Title:

                                        PIERSON INDUSTRIES, INC.,

                                           by /s/ Brian E. Johnson
                                              ----------------------------------
                                              Name:
                                              Title:

                                        TUREX, INC.,

                                           by /s/ Brian E. Johnson
                                              ----------------------------------
                                              Name:
                                              Title:

                                        UNIPLAST MIDWEST, INC.,

                                           by /s/ Brian E. Johnson
                                              ----------------------------------
                                              Name:
                                              Title:

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, formerly known as Bankers
                                        Trust Company, individually and as
                                        Administrative Agent,

                                           by /s/ Marco Orlando
                                              ----------------------------------
                                              Name:  Marco Orlando
                                              Title: Director

                                        JPMORGAN CHASE BANK, formerly
                                        known as The Chase Manhattan Bank, as
                                        Syndication Agent,

                                           by: /s/ Peter A. Dedousis
                                               ---------------------------------
                                               Name:  Peter A. Dedousis
                                               Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

To Approve the Amendment:


Name of Institution IKB INTERNATIONAL S.A.

                                           By: /s/ Stephen Jessett
                                               ---------------------------------
                                           Name:  Stephen Jessett
                                           Title: Director

                                           by: /s/ Manfred Ziwey
                                               ---------------------------------
                                           Name:  Manfred Ziwey
                                           Title: Director

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                  May     , 2003

To Approve the Amendment:


Name of Institution  ERSTE BANK, NEW YORK BRANCH

                                           by: /s/ Gregory T. Aptman
                                               ---------------------------------
                                               Name:  Gregory T. Aptman
                                               Title: Vice President

                                           by: /s/ Bryan Lynch
                                               ---------------------------------
                                               Name:  Bryan Lynch
                                               Title: First Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

To Approve the Amendment:


Name of Institution  NATEXIS BANQUES POPULAIRES

                                           by: /s/ Joseph A. Miller
                                               ---------------------------------
                                               Name:  Joseph A. Miller
                                               Title: Assistant Vice President

                                           by: /s/ William J. Burke
                                               ---------------------------------
                                               Name:  William J. Burke
                                               Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May  , 2003

To Approve the Amendment:


Name of Institution  Clydesdale CLO 2001-1, Ltd.

                                           by: Nomura Corporate Research and
                                               Asset Management Inc., as
                                               Collateral Manager

                                           by: /s/ Elizabeth MacLean
                                               ---------------------------------
                                               Name:  Elizabeth MacLean
                                               Title: Director

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May  , 2003

To Approve the Amendment:


Name of Institution  Nomura Bond & Loan Fund

                                           by: UFJ Trust Company of New York,
                                               as Trustee

                                           by: Nomura Corporate Research and
                                               Asset Management Inc., as
                                               Attorney in Fact

                                           by: /s/ Elizabeth MacLean
                                               ---------------------------------
                                               Name:  Elizabeth MacLean
                                               Title: Director

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                      May  ,2003

To Approve the Amendment:


Name of Institution  Archimedes Funding II, LTD.

                                           by: ING Capital Advisors, LLC,
                                               as Collateral Manager

                                           by: /s/ Gordon Cook
                                               ---------------------------------
                                               Name:  Gordon Cook
                                               Title: Senior Vice President and
                                                      Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May  , 2003

To Approve the Amendment:


Name of Institution ING-ORX CLO, LTD.

                                           by: ING Capital Advisors, LLC,
                                               as Collateral Manager

                                           by: /s/ Gordon Cook
                                               ---------------------------------
                                               Name:  Gordon Cook
                                               Title: Senior Vice President and
                                                      Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                     May  , 2003

To Approve the Amendment:


Name of Institution  Balanced High-Yield Fund I, LTD.

                                           by: ING Capital Advisors, LLC,
                                               as Asset Manager

                                           by: /s/ Gordon Cook
                                               ---------------------------------
                                               Name:  Gordon Cook
                                               Title: Senior Vice President and
                                                      Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

To Approve the Amendment:


Name of Institution  MONY Life Insurance Company

                                           by: MONY Capital Management, Inc..,
                                               as Investment Adviser

                                           by: /s/ Suzanne E. Walton
                                               ---------------------------------
                                               Name:  Suzanne E. Walton
                                               Title: Senior Managing Director

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                     May  , 2003

To Approve the Amendment:


Name of Institution  Smoky River CDO, L.P.

                                           by: RCB Leveraged Capital, as
                                               Portfolio Advisor

                                           by: /s/ Melissa Marano
                                               ---------------------------------
                                               Name:  Melissa Marano
                                               Title: Partner

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  HELLER FINANCIAL, INC.

                                           by: /s/ Robert M. Kadlick
                                               ---------------------------------
                                               Name:  Robert M. Kadlick
                                               Title: Duly Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

Name of Institution  Van Kampen Senior Income Trust

                                           by: Van Kampen Investment Advisory
                                               Corp.

                                           by: /s/ Darvin D. Pierce
                                               ---------------------------------
                                               Name:  Darvin D. Pierce
                                               Title: Execu`tive Director

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

Name of Institution  Van Kampen Senior Floating Rate Fund

                                           by: Van Kampen Investment Advisory
                                               Corp.

                                           by: /s/ Brad Langs
                                               ---------------------------------
                                               Name:  Brad Langs
                                               Title: Executive Director

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

Name of Institution  Van Kampen Prime Rate Income Trust

                                           by: Van Kampen Investment Advisory
                                               Corp.

                                           by: /s/ Christina Jamieson
                                               ---------------------------------
                                               Name:  Christina Jamieson
                                               Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

Name of Institution  Van Kampen CLO 1, Limited

                                           by: Van Kampen Investment Advisory
                                               Corp., as Collateral Manager

                                           by: /s/ William Lenga
                                               ---------------------------------
                                               Name:  William Lenga
                                               Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

Name of Institution  Van Kampen CLO II, Limited

                                           by: Van Kampen Investment Advisory
                                               Corp., as Collateral Manager

                                           by: /s/ William Lenga
                                               ---------------------------------
                                               Name:  William Lenga
                                               Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  ING Prime Rate Trust.

                                           by: ING Investments, LLC,
                                               as its Investment Manager

                                           by: /s/ Charles E. LeMieux
                                               ---------------------------------
                                               Name:  Charles E. LeMieux
                                               Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  ML CLO XII Pilgrim America (Cayman) LTD

                                           by: ING Investments, LLC,
                                               as its Investment Manager

                                           by: /s/ Charles E. LeMieux
                                               ---------------------------------
                                               Name:  Charles E. LeMieux
                                               Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Pilgrim CLO 1999-1 LTD.

                                           by: ING Investments, LLC,
                                               as its Investment Manager

                                           by: /s/ Charles E. LeMieux
                                               ---------------------------------
                                               Name:  Charles E. LeMieux
                                               Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Flagship CLO II

                                           by: /s/ Mark S. Pelletier
                                               ---------------------------------
                                               Name:  Mark S. Pelletier
                                               Title: Director

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  WINGED FOOT FUNDING TRUST

                                           by: /s/ Diana M. Himes
                                               ---------------------------------
                                               Name:  Diana M. Himes
                                               Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:

Name of Institution  OLYMPIC FUNDING TRUST, SERIES 1999-1

                                           by: /s/ Diana M. Himes
                                               ---------------------------------
                                               Name:  Diana M. Himes
                                               Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  MUIRFIELD TRADING LLC

                                           by: /s/ Diana M. Himes
                                               ---------------------------------
                                               Name:  Diana M. Himes
                                               Title: Assistant Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

To Approve the Amendment:


Name of Institution  BANK ONE, NA

                                           by: /s/ Mark F. Nelson
                                               ---------------------------------
                                               Name:  Mark F. Nelson
                                               Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

To Approve the Amendment:


Name of Institution  CREDIT INDUSTRIEL ET COMMERCIAL

                                           by: /s/ Sean Mounier
                                               ---------------------------------
                                               Name:  Sean Mounier
                                               Title: First Vice President

                                           by: /s/ Brian O'Leary
                                               ---------------------------------
                                               Name:  Brian O'Leary
                                               Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

To Approve the Amendment:


Name of Institution  SEQUILS--Cumberland I, LTD.

                                           by: Deerfield Capital Management LLC,
                                               as Collateral Manager

                                           by: /s/ Mark E. Wittnebel
                                               ---------------------------------
                                               Name:  Mark E. Wittnebel
                                               Title: Sr. Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

To Approve the Amendment:


Name of Institution  Rosemont CLO, LTD.

                                           by: Deerfield Capital Management LLC,
                                               as Collateral Manager

                                           by: /s/ Mark E. Wittnebel
                                               ---------------------------------
                                               Name:  Mark E. Wittnebel
                                               Title: Sr. Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  BRYN MAWR CLO, LTD.

                                           by: Deerfield Capital Management LLC,
                                               as Collateral Manager

                                           by: /s/ Mark E. Wittnebel
                                               ---------------------------------
                                               Name:  Mark E. Wittnebel
                                               Title: Sr. Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  National City Bank

                                           by: /s/ Andrew J. Pernsteiner
                                               ---------------------------------
                                               Name:  Andrew J. Pernsteiner
                                               Title: Account Officer

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  AURUM CLO 2002-1 LTD.

                                           by: Columbia Management Advisors,
                                               Inc. (f/k/a Stein Roe & Farnham
                                               Incorporated), as Investment
                                               Advisor

                                           by: /s/ Kathleen A. Zarn
                                               ---------------------------------
                                               Name:  Kathleen A. Zarn
                                               Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Liberty Floating Rate Advantage Fund

                                           by: Columbia Management Advisors,
                                               Inc. (f/k/a Stein Roe & Farnham
                                               Incorporated), as Investment
                                               Advisor

                                           by: /s/ Kathleen A. Zarn
                                               ---------------------------------
                                               Name:  Kathleen A. Zarn
                                               Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  LCM I Limited Partnership

                                           by: Lyon Capital Management LLC, as
                                               Attorney-in-Fact

                                           by: /s/ Farboud Tavangar
                                               ---------------------------------
                                                     LYON CAPITAL MANAGEMENT LLC
                                               Name:  Farboud Tavangar
                                               Title: Senior Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  ALLSTATE LIFE INSURANCE COMPANY

                                           by: /s/ Chris Goergen
                                               ---------------------------------
                                               Name:  Chris Goergen
                                               Title: Authorized Signatory

                                           by: /s/ Jerry D. Zinkula
                                               ---------------------------------
                                               Name:  Jerry D. Zinkula
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  AIMCO CLO SERIES 2001-A

                                           by: /s/ Chris Goergen
                                               ---------------------------------
                                               Name:  Chris Goergen
                                               Title: Authorized Signatory

                                           by: /s/ Jerry D. Zinkula
                                               ---------------------------------
                                               Name:  Jerry D. Zinkula
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  AIMCO CDO Series 2000-A

                                           by: /s/ Chris Goergen
                                               ---------------------------------
                                               Name:  Chris Goergen
                                               Title: Authorized Signatory

                                           by: /s/ Jerry D. Zinkula
                                               ---------------------------------
                                               Name:  Jerry D. Zinkula
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

To Approve the Amendment:


Name of Institution  U. S. BANK NATIONAL ASSOCIATION

                                           by: /s/ Scott J. Bell
                                               ---------------------------------
                                               Name:  Scott J. Bell
                                               Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  FIRSTRUST BANK

                                           By: /s/ Kent D. Nelson
                                               ---------------------------------
                                               Name:  Kent D. Nelson
                                               Title: SVP

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Zions First National Bank

                                           by: /s/ Jim C. Stanchfield
                                               ---------------------------------
                                               Name:  Jim C. Stanchfield
                                               Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Hanover Square CLO LTD.


                                           by: Blackstone Dept. Advisors L.P.,
                                               as Collateral Manager

                                           by: /s/ Dean T. Criares
                                               ---------------------------------
                                               Name:  Dean T. Criares
                                               Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  SIERRA CLO I, LTD.

                                           by: /s/ John M. Cooperton
                                               ---------------------------------
                                               Name:  John M. Cooperton
                                               Title: Chief Operating Officer
                                                      Centre Pacific LLP
                                                      (Manager)

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Metropolitan Life Insurance Company

                                           by: /s/ James R. Dingler
                                               ---------------------------------
                                               Name:  James R. Dingler
                                               Title: Director

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution: First Allmerica Financial Life Insurance Company

                                           by: CypressTree Investment Management
                                               Company, Inc., as Attorney-in-
                                               Fact

                                           by: /s/ Jeffrey Megar
                                               ---------------------------------
                                               Name:  Jeffrey Megar
                                               Title: Principal

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

To Approve the Amendment:


Name of Institution  Centurion CDO II, Ltd.

                                           by: American Express Asset Management
                                               Group, Inc. as Collateral Manager

                                           by: /s/ Leanne Stavralds
                                               ---------------------------------
                                               Name:  Leanne Stavralds
                                               Title: Director - Operations

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

To Approve the Amendment:


Name of Institution  Centurion CDO III, Ltd.

                                           by: American Express Asset Management
                                               Group, Inc. as Collateral Manager

                                           by: /s/ Leanne Stavralds
                                               ---------------------------------
                                               Name:  Leanne Stavralds
                                               Title: Director - Operations

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

To Approve the Amendment:

Sequils - Centurion V, Ltd.

Name of Institution  Sequils - Centurion V, Ltd.

                                           by: American Express Asset Management
                                               Group, Inc. as Collateral Manager

                                           by: /s/ Leanne Stavralds
                                               ---------------------------------
                                               Name:  Leanne Stavralds
                                               Title: Director - Operations

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

To Approve the Amendment:


Name of Institution  Centurion CDO VI, Ltd.

                                           by: American Express Asset Management
                                               Group, Inc. as Collateral Manager

                                           by: /s/ Leanne Stavralds
                                               ---------------------------------
                                               Name:  Leanne Stavralds
                                               Title: Director - Operations

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May 20, 2003

To Approve the Amendment:


Name of Institution  Webster Bank

                                           by: /s/ John Gilsenan
                                               ---------------------------------
                                               Name:  John Gilsenan
                                               Title: Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  SunAmerica Senior Floating Rate Fund, Inc.

                                           by: Stanfield Capital Partners, LLC
                                               as subadvisor

                                           by: /s/ Christopher A. Bondy
                                               ---------------------------------
                                               Name:  Christopher A. Bondy
                                               Title: Partner

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Hamilton CDO, Ltd.

                                           by: Stanfield Capital Partners LLC
                                               As its Collateral Manager

                                           by: /s/ Christopher A. Bondy
                                               ---------------------------------
                                               Name:  Christopher A. Bondy
                                               Title: Partner

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Windsor Loan Funding, Limited

                                           by: Stanfield Capital Partners LLC
                                               as its Investment Manager

                                           by: /s/ Christopher A. Bondy
                                               ---------------------------------
                                               Name:  Christopher A. Bondy
                                               Title: Partner

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Stanfield/RMF Transatlantic CDO Ltd.

                                           by: Stanfield Capital Partners LLC
                                               As its Collateral Manager

                                           by: /s/ Christopher A. Bondy
                                               ---------------------------------
                                               Name:  Christopher A. Bondy
                                               Title: Partner

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment


Name of Institution  Stanfield Arbitrage CDO, Ltd.

                                           by: Stanfield Capital Partners LLC
                                               as the Collateral Manager

                                           by: /s/ Christopher A. Bondy
                                               ---------------------------------
                                               Name:  Christopher A. Bondy
                                               Title: Partner

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Stanfield Carrera CLO, Ltd.


                                           by: Stanfield Capital Partners LLC
                                               as its Asset Manager

                                           by: /s/ Christopher A. Bondy
                                               ---------------------------------
                                               Name:  Christopher A. Bondy
                                               Title: Partner

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:

Name of Institution  Stanfield Quattro CLO, Ltd.

                                           by: Stanfield Capital Partners LLC
                                               as its Collateral Manager

                                           by: /s/ Christopher A. Bondy
                                               ---------------------------------
                                               Name:  Christopher A. Bondy
                                               Title: Partner

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Stanfield CLO Ltd.

                                           by: Stanfield Capital Partners LLC
                                               as its Collateral Manager

                                           by: /s/ Christopher A. Bondy
                                               ---------------------------------
                                               Name:  Christopher A. Bondy
                                               Title: Partner

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  GALAXY CLO 1999-1 Ltd.

                                           by: /s/ W. Jeffrey Baxter
                                               ---------------------------------
                                               Name:  W. Jeffrey Baxter
                                               Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Brant Point II CBO 2001 LTD, as Term Leader

                                           by: Sankaty Advisors, LLC
                                               As Collateral Manager

                                           by: /s/ Diane J. Exter
                                               ---------------------------------
                                               Name:  Diane J. Exter
                                               Title: Managing Director
                                                      Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Great Point CLO 1999-1 LTD, as Term Lender

                                           by: Sankaty Advisors, LLC
                                               as Collateral Manager

                                           by: /s/ Diane J. Exter
                                               ---------------------------------
                                               Name:  Diane J. Exter
                                               Title: Managing Director
                                                      Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Race Point CLO, Limited, as Term Lender

                                           by: Sankaty Advisors, LLC
                                               as Collateral Manager

                                           by: /s/ Diane J. Exter
                                               ---------------------------------
                                               Name:  Diane J. Exter
                                               Title: Managing Director
                                                      Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Race Point II CLO, Limited, as Term Lender

                                           by: Sankaty Advisors, LLC
                                               as Collateral Manager

                                           by: /s/ Diane J. Exter
                                               ---------------------------------
                                               Name:  Diane J. Exter
                                               Title: Managing Director
                                                      Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Sankaty High Yield Partners II, L.P.

                                           by: /s/ Diane J. Exter
                                               ---------------------------------
                                               Name:  Diane J. Exter
                                               Title: Managing Director
                                                      Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Sankaty High Yield Partners III, L.P.

                                           by: /s/ Diane J. Exter
                                               ---------------------------------
                                               Name:  Diane J. Exter
                                               Title: Managing Director
                                                      Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Castle Hill I - INGOTS, Ltd., as Term Lender

                                           by: Sankaty Advisors, LLC
                                               as Collateral Manager

                                           by: /s/ Diane J. Exter
                                               ---------------------------------
                                               Name:  Diane J. Exter
                                               Title: Managing Director
                                                      Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Castle Hill II - INGOTS, Ltd., as Term Lender

                                           by: Sankaty Advisors, LLC
                                               as Collateral Manager

                                           by: /s/ Diane J. Exter
                                               ---------------------------------
                                               Name:  Diane J. Exter
                                               Title: Managing Director
                                                      Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  HARBOUR TOWN FUNDING TRUST

                                           by: /s/ Ann E. Morris
                                               ---------------------------------
                                               Name:  Ann E. Morris
                                               Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  HARBOUR TOWN FUNDING LLC

                                           by: /s/ Ann E. Morris
                                               ---------------------------------
                                               Name:  Ann E. Morris
                                               Title: Asst Vice President

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  OAK HILL SECURITIES FUND, L.P.

                                           by: Oak Hill Securities GenPar, L.P.
                                               Its General Partner

                                           by: Oak Hill Securities MGP, Inc.
                                               Its General Partner

                                           By: /s/ Scott D. Krase
                                               ---------------------------------
                                               Name:  Scott D. Krase
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  OAK HILL CREDIT PARTNERS I, LIMITED

                                           by: Oak Hill CLO Management I, LLC
                                               Its Investment Manager

                                           by: /s/ Scott D. Krase
                                               ---------------------------------
                                               Name:  Scott D. Krase
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  OAK HILL SECURITIES FUND II, L.P.

                                           by: Oak Hill Securities GenPar II,
                                               L.P. Its General Partner

                                           by: Oak Hill Securities MGP II, Inc.
                                               Its General Partner

                                           by: /s/ Scott D. Krase
                                               ---------------------------------
                                               Name:  Scott D. Krase
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  OAK HILL CREDIT PARTNERS II, LIMITED

                                           by: Oak Hill CLO Management II, LLC
                                               as Investment Manager

                                           by:
                                               ---------------------------------
                                               Name:  Scott D. Krase
                                               Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Morgan Stanley Prime Income Trust

                                           By: /s/ Sheila A. Finnerty
                                               ---------------------------------
                                               Name:  Sheila A. Finnerty
                                               Title: Executive Director

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  KATONAH I, LTD.

                                           by: /s/ Ralph Della Rocca
                                               ---------------------------------
                                               Name:  Ralph Della Rocca
                                               Title: Authorized Officer
                                                      Katonah Capital, L.L.C.
                                                      As Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  KATONAH II, LTD.

                                           By: /s/ Ralph Della Rocca
                                               ---------------------------------
                                               Name:  Ralph Della Rocca
                                               Title: Authorized Officer
                                                      Katonah Capital, L.L.C.
                                                      As Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  KATONAH III, LTD.

                                           By: /s/ Ralph Della Rocca
                                               ---------------------------------
                                               Name:  Ralph Della Rocca
                                               Title: Authorized Officer
                                                      Katonah Capital, L.L.C.
                                                      As Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  KATONAH IV, LTD.

                                           by: /s/ Ralph Della Rocca
                                               ---------------------------------
                                               Name:  Ralph Della Rocca
                                               Title: Authorized Officer
                                                      Katonah Capital, L.L.C.
                                                      As Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  KATONAH V, LTD.

                                           By: /s/ Ralph Della Rocca
                                               ---------------------------------
                                               Name:  Ralph Della Rocca
                                               Title: Authorized Officer
                                                      Katonah Capital, L.L.C.
                                                      As Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  THE BANK OF NOVA SCOTIA

                                           By: /s/ Mark Sparrow
                                               ---------------------------------
                                               Name:  Mark Sparrow
                                               Title: Director

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  D25 Maplewood (Cayman) GIA - Long Term Pool

                                           by: David L. Babson & Co., Inc.
                                               as Collateral Manager

                                           by: /s/ Glenn P. Duffy
                                               ---------------------------------
                                               Name:  Glenn P. Duffy, CFA
                                               Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:

Name of Institution  OCTAGON INVESTMENT PARTNERS II, LLC

                                           by: Octagon Credit Investors, LLC
                                               as its investment manager

                                           By: /s/ Michael B. Nechamkin
                                               ---------------------------------
                                               Name:  Michael B. Nechamkin
                                               Title: Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  OCTAGON INVESTMENT PARTNERS III, LTD.

                                           By: Octagon Credit Investors, LLC
                                               as Portfolio Manager

                                           By: /s/ Michael B. Nechamkin
                                               ---------------------------------
                                               Name:  Michael B. Nechamkin
                                               Title: Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  OCTAGON INVESTMENT PARTNERS IV, LTD.


                                           by: Octagon Creditor Investors, LLC
                                               as collateral manager

                                           by: /s/ Michael B. Nechamkin
                                               ---------------------------------
                                               Name:  Michael B. Nechamkin
                                               Title: Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  OCTAGON INVESTMENT PARTNERS V, LTD.

                                           by: Octagon Credit Investors, LLC
                                               as Portfolio Manager

                                           by: /s/ Michael B. Nechamkin
                                               ---------------------------------
                                               Name:  Michael B. Nechamkin
                                               Title: Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  KZH CYPRESSTREE-1 LLC

                                           By: /s/ Susan Lee
                                               ---------------------------------
                                               Name:  Susan Lee
                                               Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  KZH ING-2 LLC

                                           By: /s/ Susan Lee
                                               ---------------------------------
                                               Name:  Susan Lee
                                               Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  KZH SOLEIL LLC

                                           By: /s/ Susan Lee
                                               ---------------------------------
                                               Name:  Susan Lee
                                               Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  KZH STERLING LLC

                                           By: /s/ Susan Lee
                                               ---------------------------------
                                               Name:  Susan Lee
                                               Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  KZH SOLEIL-2 LLC

                                           By: /s/ Susan Lee
                                               ---------------------------------
                                               Name:  Susan Lee
                                               Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                           AMENDMENT DATED AS OF
                                                                    May   , 2003

To Approve the Amendment:


Name of Institution  Wells Fargo Bank, National Association

                                           By: /s/ Tyler G. Harvey
                                               ---------------------------------
                                               Name:  Tyler G. Harvey
                                               Title: Vice President